UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 14, 2007

OPEN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

514 Via De La Valle, Suite 200
Solana Beach, California 92075

(Address of principal executive offices, including zip code)

(858) 794-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Strategic Relationship with SunTech Power Co.

On August 28, 2007, Open Energy Corporation (the “Company”) executed a partially-binding term sheet (the “Term Sheet”) with SunTech Power Co. (“STP”) documenting a broad supply relationship between the Company and STP which was the subject of a letter of intent between the companies announced May 15, 2007.

Among other terms and conditions contained in the Term Sheet, the parties have agreed to the general terms of an original equipment manufacturing supply agreement, pursuant to which STP will provide the Company with its SolarSave Tile® product, while the terms and conditions of final documented supply agreement are negotiated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN ENERGY CORPORATION

By:	/s/ John E. Hart
John E. Hart General Counsel

Date:  September 14, 2007